Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

In re FAO Inc.	Case No.	03-13674
	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/24/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

In re FAO Inc.		Case No.	03-13674
	Debtor	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	FAO Inc Operating	TRS Concentration	Main Acct	Controlled Disb Acct	Main Disb Acct	Disb Acct	Concentration Acct
CASH BEGINNING OF MONTH	13,178,267	816,740	16,026	1,000,000	-1,018,851	-1,686,945	0
RECEIPTS
CASH SALES (1)
ACCOUNTS RECEIVABLE	18,916,257
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST) (1)	4,842,895					-2,512,048
TRANSFERS (FROM DIP ACCTS)	3,642,573				1,801,864	7,169,134	1,334,369
TOTAL RECEIPTS	27,401,725	0	0	0	1,801,864	4,657,086	1,334,369

DISBURSEMENTS
NET PAYROLL						16,135
PAYROLL TAXES
Fund Payroll Accounts
Fund Disbursement Accounts
SALES, USE, & OTHER TAXES	236,686
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES	18,724					522,402
INSURANCE						107,868
ADMINISTRATIVE	561,743					22,826
SELLING	227,037					187,967
OTHER (ATTACH LIST) (1)	17,374,635
Paydown Line	3,165,631
OWNER DRAW *
Transfers to concentration accounts	12,214,643				2,368,926	3,871,758
PROFESSIONAL FEES	316,317
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	34,115,416	0	0	0	2,368,926	4,728,957	0

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-6,713,691	0	0	0	-567,062	-71,871	1,334,369

CASH - END OF MONTH	6,464,577	816,740	16,026	1,000,000	-1,585,913	-1,758,816	1,334,369

					Store Accounts	CURRENT MONTH		CUMULATIVE FILING TO DATE
	Disb Acct	Payoll	Fleet Payroll	Payroll TRS		ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	-735	-14,669	-23,124	-182,177	421,029	12,505,562		1,332,566
RECEIPTS
CASH SALES (1)					612,124	612,124		1,628,703
ACCOUNTS RECEIVABLE						18,916,257		70,383,268
LOANS AND ADVANCES						0		264,000
SALE OF ASSETS						0		0
OTHER (ATTACH LIST) (1)						2,330,847		11,279,146
TRANSFERS (FROM DIP ACCTS)			53,638	778,682		14,780,261		49,545,375
						0		0
TOTAL RECEIPTS	0	0	53,638	778,682	612,124	36,639,489		133,100,492
DISBURSEMENTS
NET PAYROLL				444,230		460,365		1,785,527
PAYROLL TAXES				227,278		227,278		729,887
Fund Payroll Accounts						0		0
Fund Disbursement Accounts						0		684,421
SALES, USE, & OTHER TAXES						236,686		667,692
INVENTORY PURCHASES						0		28,616
SECURED/ RENTAL/ LEASES						541,127		551,732
INSURANCE						107,868		107,868
ADMINISTRATIVE				1,845		586,415		1,776,525
SELLING						415,005		3,553,545
OTHER (ATTACH LIST) (1)						17,374,635		21,216,810
Paydown Line						3,165,631		48,058,678
OWNER DRAW *						0		0
Transfers to concentration accounts			55,550		700,251	19,211,128		48,452,844
						0		0
PROFESSIONAL FEES						316,317		316,317
U.S. TRUSTEE QUARTERLY FEES						0		0
COURT COSTS						0		0
TOTAL DISBURSEMENTS	0	0	55,550	673,353	700,251	42,642,453		127,930,461

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0	0	-1,912	105,329	-88,127	-6,002,964		5,170,031
						0
CASH - END OF MONTH	-735	-14,669	-25,036	-76,848	332,902	6,502,597		6,502,597

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1)                                 OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)		BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)		BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *		BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JANUARY 31, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

OTHER

FORM MOR-1 (CON’T)

(9/99)

STATEMENT OF OPERATIONS
(Income Statement)
(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$636.1	$6,551.6
Less: Returns and Allowances	(24.0)	(226.5)
Net Revenue	$612.1	$6,325.1
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	730.9	3,976.9
Gross Profit	$(118.8)	$2,348.2
OPERATING EXPENSES
Advertising	—	34.9
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	29.2	(45.0)
Management Fees/Bonuses	—	—
Office Expense	—	36.7
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	10.2	88.8
Rent and Lease Expense	47.9	(78.0)
Salaries/Commissions/Fees	420.4	1,542.0
Supplies	2.6	32.7
Taxes - Payroll	41.3	158.5
Taxes - Real Estate	—	—
Taxes - Other	—	—
Travel and Entertainment	39.4	72.5
Utilities	19.3	26.1
Other (attach schedule)	1,079.9	2,663.6
Total Operating Expenses Before Depreciation	1,690.2	4,532.8
Depreciation/Depletion/Amortization	—	257.6
Net Profit (Loss) Before Other Income & Expenses	$(1,809.0)	$(2,442.2)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	2,612.3	2,818.4
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(4,421.3)	$(5,260.6)
REORGANIZATION ITEMS
Professional Fees	316.3 (1)	316.3
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	10,947.5 (2)	10,947.5
Total Reorganization Expenses	11,263.8	11,263.8
Income Taxes		—
Net Profit (Loss)	$(15,685.2)	$(16,524.5)

* “Insider” is defined in 11 U.S.C. Section 101(31).

(1) Professional fees consist of payments made to Ozer Group ($250,000) for a court approved breakup fee as well as payments made to Capital Strategies Group ($66,300).

(2) Reorganization expense relates to the recording of lease rejection damages, the writeoff of furniture, fixtures and equipment and the loss on inventory in relation to the liquidation of stores.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees	$5.5	$124.6
(Over)/Short	0.4	(3.7)
Consulting Fees		11.1
Accouting Fees/Payroll Fees		9.0
Legal Fees	—	1.0
Business Insurance	44.1	94.5
Bank Service charge/Fees	12.9	25.8
Inv. Fees		—
Investor Relations		2.2
Employee Relocation
Impairment Charge for Closing Stores’ PP&E	—	—
Distribution Charges	922.4	2,250.5
Accrued Severance		—
Other/Miscellaneous	82.5	136.5
Shipping	12.1	12.1
Catalog	—	—

	$1,079.9	$2,663.6
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Sale of FAO Schwarz intellectual property	(15,000.0)	(15,000.0)
Lease Rejection Damages	3,121.1	3,121.1
Loss on Furniture, Fixtures and Equipment	6,816.9	6,816.9
Loss on Inventory	10,124.9	10,124.9
Writeoff Of Intangible Assets	5,884.6	5,884.6

	$10,947.5	$10,947.5

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re FAO Inc.		Case No.	03-13674
	Debtor	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

BALANCE SHEET
(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$6,502.6	$1,317.7
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	6,534.7 (1)	873.8
Notes Receivable	—	—
Inventories	—	24,295.7
Prepaid Expenses	1,113.8	1,600.8
Professional Retainers	1,121.6	1,121.6
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$15,272.7	$29,209.6
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	915.6	5,963.9
Furniture, Fixtures and Office Equipment	396.6	18,896.6
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	(396.5)	(16,867.7)
TOTAL PROPERTY & EQUIPMENT	$915.7	$7,992.7
OTHER ASSETS
Loans to Insiders*	536.4	536.4
Other Assets (attach schedule)	2,363.1	8,284.6
TOTAL OTHER ASSETS	$2,899.5	$8,821.0

TOTAL ASSETS	$19,087.9	$46,023.4

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)	—	—
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	58,212.1
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	(10,625.0)	(58,512.9)
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$(10,625.0)	$(300.8)
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	14,628.5	14,660.0
Priority Debt	740.8	854.9
Unsecured Debt	44,446.6	44,389.8
TOTAL PRE-PETITION LIABILITIES	$59,815.9	$59,904.7

TOTAL LIABILITIES	$49,190.9	$59,603.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(13,578.5)	(13,578.5)
Retained Earnings - Postpetition	(16,524.5)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(30,103.0)	$(13,578.5)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$19,087.9	$46,025.4

* “Insider” is defined in 11 U.S.C. Section 101(31).

(1)          Accounts Receivable balance primarily relates to outstanding credit card receipts.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-3

(9/99)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$2,363.1	$2,312.9
Patents & Trademarks	—	213.3
Intangibles	—	4,578.0
Deferred Tax Asset	—	—
Deferred Financing Costs	—	1,180.4
Investment in Subsidiary	—	—

Total Other Assets	$2,363.1	$8,284.6

LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)

(9/99)

In re FAO Inc.		Case No.	03-13674
	Debtor	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	(10,625.0)	—	—	—	—	(10,625.0)
Other:	—	—	—	—	—	—
Total Postpetition Debts	$(10,625.0)	$—	$—	$—	$—	$(10,625.0)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-4

(9/99)

In re FAO Inc.		Case No.	03-13674
	Debtor	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$12,691.0
+ Amounts billed during the period	12,955.1
- Amounts collected during the period	19,111.4
Total Accounts Receivable at the end of the reporting period	$6,534.7

Accounts Receivable Aging	Amount
0 - 30 days old	$6,534.7
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	6,534.7
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$6,534.7

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☒	(a)
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☒	(b)
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

(a)  FAO, Inc. (#03-13674) sold furniture, fixtures and equipment related to 34 Right Start retail stores along with the Right Start catalog/internet business and Right Start intellectual property pursuant to the Hancock Park sale agreement approved by the court on December 26, 2003 and furniture, fixtures and equipment for the 4 remaining stores, pursuant to the court approved liquidation agreement with SB Capital Group.

(b)  FAO, Inc. (#03-13674) was operating under a cash collateral account. during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-5

(9/99)

In re FAO Inc.	Case No.	03-13674
	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Bank of the West	191-008-820	Store Depository	3,313.85
Bank One	111-0021-226088	Store Depository	(52,240.46)
Bank One	158-113-2881	Store Depository	218.14
Citizens Bank	610166-160-5	Store Depository	3,945.68
Community First National Bank	4500050526	Store Depository	(744.85)
Downey Savings	3820005928	Store Depository	(1,334.91)
Fleet Bank	80229736	Disbursement Account	(1,759,551.26)
Fleet Bank	9392853061	Disbursement Account	816,740.31
Fleet Bank	9421407475	Main Account	7,798,945.92
Fleet Bank	9421407600	Payroll	(39,705.42)
Fleet Bank	003871-4260	Store Depository	22,560.25
North Dallas & Trust Bank	3813-730	Store Depository	11,396.60
PNC Bank	8010356744	Store Depository	820.47
Provident Bank	0049-545	Store Depository	2,021.03
Standard Federal	2354000132	Store Depository	1,354.55
Suntrust Bank	0000706335465	Store Depository	924.30
Union Bank of California	1310028025	Store Depository	(540.59)
US Bank	0-004-2257-8857	Store Depository	(96.78)
Wachovia	2000011053507	Store Depository	(830.55)
Washington Mutual	387-039447-1	Store Depository	285.02
Webster Bank	000-9009-972	Store Depository	(585,913.22)
Wells Fargo Bank	4168372225	Disbursement Account	(76,847.71)
Wells Fargo Bank	4168379105	Payroll	16,026.19
Wells Fargo Bank	4169061777	Main Account	167,951.28
Wells Fargo Bank	4737051920	Store Depository	173,899.22

	Subtotal		6,502,597.06

Petty Cash			2,182.08

	Cash per Balance Sheet (MOR 3)		6,504,779.14

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: FAO Schwarz, Inc.	Case No.	03-13675
	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/24/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

In re: FAO Schwarz, Inc.	Case No.	03-13675
Debtor	Reporting Period:	January 2004 (January 4, 2004 thru January 31, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	Disb Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Disb Acct	Store Accounts
CASH BEGINNING OF MONTH	-70	510	-16,202	-16,313	-350,591	-30,736	1,833,656
RECEIPTS
CASH SALES							1,266,048
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST) (1)					-823,330
TRANSFERS (FROM DIP ACCTS)				56,778	1,186,571		2,364,201
TOTAL RECEIPTS	0	0	0	56,778	363,241	0	3,630,248

DISBURSEMENTS
NET PAYROLL					147,467
PAYROLL TAXES					42,865
Fund Payroll Accounts
Fund Disbursement Accounts
SALES, USE, & OTHER TAXES							1,108,758
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES							1,151,455
INSURANCE
ADMINISTRATIVE					1,527
SELLING
OTHER (ATTACH LIST) (1)							721,441
Paydown Line
OWNER DRAW *
Transfers to concentration accounts				71,188		1,644	1,614,523

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0	0	0	71,188	191,858	1,644	4,596,176

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0	0	0	-14,410	171,383	-1,644	-965,928

CASH - END OF MONTH	-70	510	-16,202	-30,723	-179,208	-32,380	867,728

	CURRENT MONTH		CUMULATIVE FILING TO DATE
	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,420,253		567,659
RECEIPTS
CASH SALES	1,266,048		5,988,263
ACCOUNTS RECEIVABLE	0		0
LOANS AND ADVANCES	0		0
SALE OF ASSETS	0		0
OTHER (ATTACH LIST) (1)	-823,330		-2,903,581
TRANSFERS (FROM DIP ACCTS)	3,607,550		5,207,570
	0		0
TOTAL RECEIPTS	4,050,267		8,292,252

DISBURSEMENTS
NET PAYROLL	147,467		701,330
PAYROLL TAXES	42,865		199,894
Fund Payroll Accounts	0		0
Fund Disbursement Accounts	0		0
SALES, USE, & OTHER TAXES	1,108,758		1,108,758
INVENTORY PURCHASES	0		0
SECURED/ RENTAL/ LEASES	1,151,455		1,151,455
INSURANCE	0		0
ADMINISTRATIVE	1,527		9,723
SELLING	0		1,079
OTHER (ATTACH LIST) (1)	721,441		721,441
Paydown Line	0		0
OWNER DRAW *	0		0
Transfers to concentration accounts	1,687,355		4,356,579
	0		0
PROFESSIONAL FEES	0		0
U.S. TRUSTEE QUARTERLY FEES	0		0
COURT COSTS	0		0
TOTAL DISBURSEMENTS	4,860,866		8,250,257

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-810,599		41,995

CASH - END OF MONTH	609,654		609,654

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1)   OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)		BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)		BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *		BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JANUARY 31, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

OTHER

FORM MOR-1 (CON’T)

(9/99)

In re: FAO Schwarz, Inc.	Case No. 03-13675
Debtor	Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month		Cumulative Filing to Date
REVENUES
Gross Revenues	$296.6		$528.2
Less: Returns and Allowances	—		—
Net Revenue	$296.6		$528.2
COST OF GOODS SOLD
Beginning Inventory	—		$—
Add: Purchases	—		—
Add: Cost of Labor	—		—
Add: Other Costs (attach schedule)	—		—
Less: Ending Inventory	—		—
Cost of Goods Sold	361.7		391.0
Gross Profit	$(65.1)		$137.2
OPERATING EXPENSES
Advertising			35.7
Auto and Truck Expense			—
Bad Debts			—
Contributions			—
Employee Benefits Programs			—
Insider Compensation*			—
Insurance	—		64.5
Management Fees/Bonuses			—
Office Expense			—
Pension & Profit-Sharing Plans			—
Repairs and Maintenance	60.8		89.5
Rent and Lease Expense	(1,668.2	)(1)	(2,686.7)
Salaries/Commissions/Fees	(543.6	)(2)	(196.8)
Supplies	(3.1)		141.7
Taxes - Payroll	67.4		204.6
Taxes - Real Estate	(8.8)		(8.8)
Taxes - Other			—
Travel and Entertainment			—
Utilities	31.8		53.6
Other (attach schedule)	(55.3)		270.2
Total Operating Expenses Before Depreciation	(2,119.0)		(2,032.5)
Depreciation/Depletion/Amortization	—		55.1
Net Profit (Loss) Before Other Income & Expenses	$2,053.9		$2,114.6
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—		—
Interest Expense	—		—
Other Expense (attach schedule)	—		—
Net Profit (Loss) Before Reorganization Items	$2,053.9		$2,114.6
REORGANIZATION ITEMS
Professional Fees	—		—
U. S. Trustee Quarterly Fees	—		—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—		—
Gain (Loss) from Sale of Equipment	—		—
Other Reorganization Expenses (attach schedule)	(12,897.2	)(3)	(12,897.2)
Total Reorganization Expenses	(12,897.2)		(12,897.2)
Income Taxes	—		—
Net Profit (Loss)	$14,951.1		$15,011.8

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1)  Credit relates to the writeoff of deferred rent related to the closed stores.

(2)  Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by FAO Schwarz, Inc.

(3) Gain relates to the sale of two FAO Schwarz leases, the FAO Schwarz catalog and internet business and FAO Schwarz intellectual property offset by lease rejection damages related to the FAO Schwarz retail stores, loss on inventory as a result of the sale of the FAO Schwarz catalog and internet business and the writeoff of fixed and intangible assets related to the FAO Schwarz, Inc. business.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month		Cumulative Filing to Date

Other Costs
Credit Card Fees	(124.7	)(1)	157.3
Over/Short	0.6		0.6
Business Insurance	31.1		56.4
Bank Service charge/Fees	4.3		14.4
Other/Miscellaneous	28.9		37.0
Shipping	4.5		4.5

	$(55.3)		$270.2
Other Operational Expenses
None

Other Income
None

Other Expenses
None

	$—		$—
Other Reorganization Expenses
Sale of FAO Schwarz business to VGAS	(39,826.19)		(39,826.2)
Sale of FAO Schwarz intellectual property - Due to FAO, Inc.	15,000.0		15,000.0
Lease Rejection Damages	5,674.8		5,674.8
Loss on Furniture, Fixtures and Equipment	4,421.9		4,421.9
Loss on Inventory	1,258.1		1,258.1
Writeoff Of Intangible Assets	574.2		574.2

	$(12,897.2)		$(12,897.2)

(1)  Credit card fees were reimbursed on a lag by SB Capital Group.  The credit above represents reimbursement for some of the fees incurred in December 2003 (represented on prior month’s MOR).

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)
(9/99)

In re: FAO Schwarz, Inc.	Case No. 03-13675
Debtor	Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$609.7		$857.1
Restricted Cash and Cash Equivalents (see continuation sheet)	—		—
Accounts Receivable (Net)	27,484.6	(2)	1,345.5	(1)
Notes Receivable	—		—
Inventories	—		11,142.0
Prepaid Expenses	—		73.1
Professional Retainers	—		—
Other Current Assets (attach schedule)	—		—
TOTAL CURRENT ASSETS	$28,094.3		$13,417.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—		—
Machinery and Equipment	—		275.8
Furniture, Fixtures and Office Equipment	—		6,384.2
Leasehold Improvements	—		—
Vehicles	—		—
Less Accumulated Depreciation	—		(1,983.5)
TOTAL PROPERTY & EQUIPMENT	$—		$4,676.5
OTHER ASSETS
Loans to Insiders*	—		—
Other Assets (attach schedule)	7.4		581.6
TOTAL OTHER ASSETS	$7.4		$581.6

TOTAL ASSETS	$28,101.8		$18,675.8

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—		—
Taxes Payable (refer to FORM MOR-4)	159.6		—
Wages Payable	—		—
Notes Payable	—		—
Rent / Leases - Building/Equipment	—		—
Secured Debt / Adequate Protection Payments	—		—
Professional Fees	—		—
Amounts Due to Insiders*	—		—
Due to/(from)- I/C	4,876.7		13,990.9
Other Postpetition Liabilities (attach schedule)	274.7		125.4
TOTAL POSTPETITION LIABILITIES	$5,311.0		$14,116.2
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—		—
Priority Debt	1,567.7		1,476.4
Unsecured Debt	6,211.2		3,083.2
TOTAL PRE-PETITION LIABILITIES	$7,778.9		$4,559.6

TOTAL LIABILITIES	$13,089.9		$18,675.8
OWNER EQUITY
Capital Stock	—		—
Additional Paid-In Capital	—		—
Partners’ Capital Account	—		—
Owner’s Equity Account	—		—
Retained Earnings - Pre-Petition	—		—
Retained Earnings - Postpetition	15,011.8		—
Adjustments to Owner Equity (attach schedule)	—		—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—		—
NET OWNER EQUITY	$15,011.8		$—
TOTAL LIABILITIES AND OWNERS’ EQUITY	$28,101.8		$18,675.8

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by FAO Schwarz Inc. (Case No. 03-13675) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the FAO Schwarz brand retail stores.

(2)  Amounts relates primarily to a receivable recorded in relation to the sale of two FAO Schwarz leases, FAO catalog and internet business and FAO Schwarz intellectual property.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$7.4	$7.4
Intangible Assets	—	574.2

Total Other Assets	$7.4	$581.6

LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Accrued Royalty	$274.7	$125.4

	$274.7	$125.4
Adjustments to Owner Equity

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)
(9/99)

In re: FAO Schwarz, Inc.	Case No. 03-13675
Debtor	Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Date Paid	Amount Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Unemployment
Income
Other:
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding
Sales
Excise
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Real Property
Personal Property
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	159.6	—	—	—	—	159.6
Taxes Payable	0.0	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	4,876.7	—	—	—	—	4,876.7
Other: See listing at MOR3	274.7					274.7
Total Postpetition Debts	$5,311.0	$—	$—	$—	$—	$5,311.0

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: FAO Schwarz, Inc.	Case No. 03-13675
Debtor	Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$55.5
+ Amounts billed during the period	27,484.6
- Amounts collected during the period	55.5
Total Accounts Receivable at the end of the reporting period	$27,484.6

Accounts Receivable Aging	Amount
0 - 30 days old	$27,484.6
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	27,484.6
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$27,484.6

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☒	(a)
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☒	(b)
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

(a)  FAO Schwarz, Inc. (#03-13675) sold all furniture, fixtures and equipment related to 12 retail stores pursuant to the court approved liquidation agreement with SB Capital Group.   In addition,    two leases, furniture, fixtures and equipment related to 2 retail stores and all FAO Schwarz intellectual property was sold to D.E. Shaw pursuant to a court approved transaction.

(b)  FAO Schwarz, Inc. (#03-13675) was operating under a cash collateral account during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

In re: FAO Schwarz, Inc.	Case No. 03-13675
Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Citibank	742-420599-0	Store Depository	$(33,508.99)
Citizens Bank	610166-157-5	Store Depository	$13,008.86
Commerce Bank	054256787	Store Depository	$15,363.55
Compass Bank	0010580471	Store Depository	$24,804.60
Fleet Bank	9421407555	Payroll	$(46,486.08)
Fleet Bank	941834-3933	Store Depository	$406,285.50
Key Bank	323520045671	Store Depository	$46,161.88
Oakbrook Bank	110062700	Store Depository	$41,160.06
Suntrust Bank	1000002987732	Store Depository	$12,743.73
US Bank	1-535-9124-3255	Store Depository	$26,675.38
Wachovia	2000011053507	Store Depository	$319,376.12
Wells Fargo Bank	4168784817	Depository	$(32,380.03)
Wells Fargo Bank	4168-349710	Store Depository	$(4,342.53)
Wells Fargo Bank	4168376291	Payroll	$(179,207.90)

	Subtotal		$609,654.15

Petty Cash			—

	TOTAL		$609,654.15

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

In re: The Right Start, Inc. (DE Corp)	Case No 03-13676
Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/24/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

In re: ZB Company Inc.	Case No 03-13672
Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/24/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	Main Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Store Accts	CURRENT MONTH		CUMULATIVE FILING TO DATE
							ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$152,795	$(7,632)	$(133,172)	$(6,244)	$(484,532)	$1,722,374	$1,243,588		$482,127

RECEIPTS
CASH SALES						1,994,932	1,994,932		9,564,045
ACCOUNTS RECEIVABLE	233,784						233,784		374,973
LOANS AND ADVANCES							0		0
SALE OF ASSETS							0		0
OTHER (ATTACH LIST) (1)					-1,507,517		-1,507,517		-3,350,394
TRANSFERS (FROM DIP ACCTS)	4,041,412			97,349	1,752,930	1,107,359	6,999,051		9,094,281
							0		0
TOTAL RECEIPTS	4,275,196	0	0	97,349	245,413	3,102,291	7,720,250		15,682,905

DISBURSEMENTS
NET PAYROLL					26,557		26,557		515,059
PAYROLL TAXES					7,933		7,933		153,849
Fund Payroll Accounts							0		0
Fund Disbursement Accounts							0		0
SALES, USE, & OTHER TAXES	2,881,369					947,616	3,828,985		3,828,985
INVENTORY PURCHASES							0		0
SECURED/ RENTAL/ LEASES							0		0
INSURANCE							0		0
ADMINISTRATIVE					3,376		3,376		17,335
SELLING							0		3,391
OTHER (ATTACH LIST)							0		0
Paydown Line							0		0
OWNER DRAW *							0		0
Transfers to concentration accounts	1,494,894			127,943		2,865,542	4,488,379		11,037,804
							0		0
PROFESSIONAL FEES							0		0
U.S. TRUSTEE QUARTERLY FEES							0		0
COURT COSTS							0		0
TOTAL DISBURSEMENTS	4,376,263	0	0	127,943	37,866	3,813,158	8,355,230		15,556,425

NET CASH FLOW	$(101,066)	$0	$0	$(30,594)	$207,547	$(710,867)	$(634,980)		$126,481
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$51,728	$(7,632)	$(133,172)	$(36,838)	$(276,984)	$1,011,507	$608,608		$608,607

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:(FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1)   OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)		BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)		BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *		BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JANUARY 31, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1(CON’T)
(9/99)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month		Cumulative Filing to Date
REVENUES
Gross Revenues	$—		$—
Less: Returns and Allowances	—		—
Net Revenue	$—		$—
COST OF GOODS SOLD
Beginning Inventory	—		—
Add: Purchases	—		—
Add: Cost of Labor	—		—
Add: Other Costs (attach schedule)	—		—
Less: Ending Inventory	—		—
Cost of Goods Sold	—		—
Gross Profit	$—		$—
OPERATING EXPENSES
Advertising			59.6
Auto and Truck Expense			—
Bad Debts			—
Contributions			—
Employee Benefits Programs			—
Insider Compensation*			—
Insurance	(19.7)		115.9
Management Fees/Bonuses			—
Office Expense			—
Pension & Profit-Sharing Plans			—
Repairs and Maintenance	16.9		42.0
Rent and Lease Expense	(667.5	)(1)	(1,329.9)
Salaries/Commissions/Fees	(554.6	)(2)	(455.5)
Supplies	(14.3)		250.2
Taxes - Payroll	111.3		295.4
Taxes - Real Estate	(22.9)		(22.9)
Taxes - Other	2.6		2.6
Travel and Entertainment			—
Utilities	105.6		139.1
Other (attach schedule)	(367.2)		442.2
Total Operating Expenses Before Depreciation	(1,409.8)		(461.2)
Depreciation/Depletion/Amortization	—		176.3
Net Profit (Loss) Before Other Income & Expenses	$1,409.8		$284.9
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—		—
Interest Expense	—		—
Other Expense (attach schedule)	—		—
Net Profit (Loss) Before Reorganization Items	$1,409.8		$284.9
REORGANIZATION ITEMS
Professional Fees	—		—
U. S. Trustee Quarterly Fees	—		—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—		—
Gain (Loss) from Sale of Equipment	—		—
Other Reorganization Expenses (attach schedule)	21,639.4	(3)	21,639.4
Total Reorganization Expenses	21,639.4		21,639.4
Income Taxes	—		—
Net Profit (Loss)	$(20,229.6)		$(21,354.4)

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by ZB Company, Inc.

(3) Reorganization expense relates to the recording of lease rejection damages and the writeoff of furniture, fixtures and equipment related to the Zany Brainy retail stores.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees	(476.9)	249.2
(Over)/Short	28.0	48.9
Business Insurance	50.6	95.1
Bank Service charge/Fees	4.8	19.7
Other/Miscellaneous	22.6	25.6
Shipping	3.7	3.7

	$(367.2)	$442.2
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Lease Rejection Damages	12,870.2	12,870.2
Loss on Furniture, Fixtures and Equipment	8,769.3	8,769.3

	$21,639.4	$21,639.4

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)
(9/99)

In re: ZB Company Inc.	Case No 03-13672
Debtor	Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$608.6	$502.5
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	510.4	1,983.6	(1)
Notes Receivable	—	—
Inventories	—	38,426.7
Prepaid Expenses	—	—
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$1,119.0	$40,912.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	1,765.7
Furniture, Fixtures and Office Equipment	—	19,209.0
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(11,582.0)
TOTAL PROPERTY & EQUIPMENT	$—	$9,392.8
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	737.8	815.3
TOTAL OTHER ASSETS	$737.8	$815.3

TOTAL ASSETS	$1,856.8	$51,120.9

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	883.0	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	5,748.3	44,522.1
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$6,631.3	$44,522.1
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	1,270.0	1,269.5
Unsecured Debt	15,309.9	5,329.3
TOTAL PRE-PETITION LIABILITIES	$16,579.9	$6,598.8

TOTAL LIABILITIES	$23,211.2	$51,120.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	(21,354.4)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(21,354.4)	$—
TOTAL LIABILITIES AND OWNERS’ EQUITY	$1,856.8	$51,120.9

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by ZB Company Inc. (Case No. 03-13672) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the Zany Brainy brand retail stores.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$165.7	$165.7
Intangibles	572.1	649.6

Total Other Assets	$737.8	$815.3

LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)
(9/99)

In re: ZB Company Inc.	Case No 03-13672
Debtor	Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	883.0	—	—	—	—	883.0
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	5,748.3	—	—	—	—	5,748.3
Other:	—	—	—	—	—	—
Total Postpetition Debts	$6,631.3	$—	$—	$—	$—	$6,631.3

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: ZB Company, Inc.	Case No. 03-13675
Debtor	Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$48.3
+ Amounts billed during the period	462.1
- Amounts collected during the period	0.0
Total Accounts Receivable at the end of the reporting period	$510.4

Accounts Receivable Aging	Amount
0 - 30 days old	$445.0
31 - 60 days old	0.0
61 - 90 days old	0.0
91+ days old	65.4
Total Accounts Receivable	510.4
Amount considered uncollectible (Bad Debt)	0.0
Accounts Receivable (Net)	$510.4

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☒	(a)
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☒	(b)
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

(a)  ZB Company Inc. (#03-13672) sold all furniture, fixtures and equipment related to Zany Brainy retail stores pursuant to the court approved liquidation agreement with SB Capital Group.  In addition, pursuant to a court approved order on January 30, 2004, Zany Brainy leases were sold.

(b)  ZB Company Inc. (#03-13672) was operating under a cash collateral account during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

In re: ZB Company Inc.	Case No 03-13672
Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
AmSouth Bank	04763831	Store Depository	12,073.97
Bank Of Blue Valley	0043516	Store Depository	6,025.18
Bank One	000000620760736	Store Depository	5,728.25
Bank One	000000637205568	Store Depository	577.16
Bank One	000001562966372	Store Depository	5,069.11
Bremer Bank	6632965	Store Depository	5,418.92
BT&T/First Virginia Bank	0722-1711	Store Depository	3,499.00
Canandaigua Bank	0950308001	Store Depository	6,412.72
Central Carolina Bank	1391053	Store Depository	44,801.91
Fifth Third Bank	0074769373	Store Depository	105,302.71
First Niagara Bank	7019002653	Store Depository	4,990.76
First Tennessee	102265182	Store Depository	6,236.85
Flagstar Bank	581523596	Store Depository	6,445.60
Fleet Bank	9421407467	Payroll	(177,642.53)
Fleet Bank	942061-9855	Store Depository	372,116.91
Huntington Bank	01891974205	Store Depository	6,627.82
Key Bank	325630001502	Store Depository	11,341.70
M&T Bank	8892550404	Store Depository	8,969.21
M&T Bank	8891335625	Store Depository	4,104.00
Madison Bank	1033581	Store Depository	10,540.21
National City Bank	657446971	Store Depository	3,685.24
National City Bank	658833359	Store Depository	4,922.67
New York Community Bank	50450004853	Store Depository	4,891.48
North Shore Bank	8030018493	Store Depository	824.10
Oakbrook Bank	110062700	Store Depository	(886.11)
Old Second Bank	1102306659	Store Depository	15,090.41
Standard Federal	6822843055	Store Depository	7,611.78
Standard Federal	0294002523	Store Depository	8,942.27
Sun Trust Bank	700332618	Store Depository	5,853.89
UMB Bank	9871399303	Store Depository	26,335.84
Union Planters Bank N.A.	6901595966	Store Depository	(2,867.98)
US Bank	000754855559	Store Depository	7,548.45
Wachovia	2100003539816	Store Depository	308,100.89
Wachovia	2014190205314	Main Account	(276,984.25)
Wells Fargo Bank	4168351286	Store Depository	(4,828.15)
Wells Fargo Bank	4168383214	Payroll	51,728.39
Wells Fargo Bank	4168792331	Disbursement Account	0.00

	Subtotal		608,608.38

Petty Cash			0.00

	TOTAL		608,608.38

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

In re: Targoff-RS, LLC	Case No 03-13678
Reporting Period: January 2004 (January 4, 2004 thru January 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/24/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)